EX 10.16.66+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

[*****] LICENSE SUPPLEMENT
1. Parties	Customer Name: Telenav, Inc. Registered Address: 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054 (“Customer”) Customer business contact: [*****] Customer technical contact: [*****]
HERE North America, LLC, 425 W. Randolph Street, Chicago, IL 60606-1530, U.S.A. Attention: Legal Department. Phone: +1-312-894-7000 (“HERE”)
2. HERE Reference	Quote-[*****]
3. Introduction
This Supplement (the “Supplement”) is governed by and incorporates the General Terms and Conditions executed contemporaneously herewith between the parties (collectively herein the “GLA”). The Parties enter into this License Supplement to agree on: 1) territory for which HERE licenses the Licensed Materials to Customer; 2) the identification of such Licensed Materials; 3) applications for use of which such Licensed Materials are authorized; and 4) fees payable by Customer to HERE. In case and to the extent of a conflict between the Supplement and the GLA, this Supplement prevails.

4. Effective Date
5. Term	This Supplement shall be perpetual in nature provided however, that it shall terminate in the event that Customer fails to cure a breach within [*****] days of written notice thereof.
6. Addition/Replacement
7. Licensed Materials
The following shall additionally be considered Licensed Materials under the GLA:

•    [*****];

as well as (a) all materials provided by HERE to Licensee in connection therewith; (b) [*****].
all provided as further described at https://developer.here.com/documentation or in additional documentation that HERE may provide from time to time.

8. Permitted Use Cases, Applications and Restrictions (“Business Purpose”)
Customer may use the Licensed Materials solely to [*****].
Customer may use the Licensed Materials for [*****].
Commercial use of any other HERE Map Data is not included. Any commercial use of HERE Map Data with any software that Customer develops will be quoted and contracted separately.

9. Fees.	For access to and use of the Licensed Materials as set forth herein, Customer shall pay to HERE: • [*****]. • [*****] Fees shall be payable as set forth in the Payment section.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
TN_[*****]_031120    Page 1 of 3 _FINAL     CONFIDENTIAL

EX 10.16.66+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

10. Reporting
Without limiting any reporting or records obligation under the GLA, Customer’s [*****]reporting shall [*****] the Licensed Materials [*****] as well as any information sufficient to demonstrate the scope of use and distribution of the Licensed Materials.

11. Additional Terms
In view of[*****], the following terms shall apply notwithstanding any language to the contrary:
The [*****] shall be treated as [*****] confidential information and made available on an ‘as is’ basis without any representations or warranties of any kind and are not subject to any Service Level Agreements or support obligations of the GLA.
Under this Supplement, HERE shall offer only nominal ancillary support for the [*****] itself and shall not provide support of any kind for Customer’s permitted uses of the [*****]. In the event that as of [*****] completion of the [*****] is no longer technically feasible, Customer shall be entitled, at its sole option, to terminate this Supplement and obtain a full refund of the [*****].
License, access and use of [*****] shall: a) be restricted to Customer’s employees and subcontractors that “need to know” in connection with the Business Purpose; b) be limited to the named Customer and Affiliates only; and c) not be sublicensed, assigned or transferred except as set forth in the GLA..

Notwithstanding any language to the contrary, Customer shall be permitted to create derivative works from the [*****] solely in connection with the Business Purpose, which derivative works shall, solely to the extent of such differences or modifications from the [*****]: (i) be considered Customer Confidential Information that Customer shall be under no obligation to disclose or return to HERE, and (ii) be solely owned by Customer, subject to HERE’s underlying ownership of the [*****]. Customer shall be entitled to (i) inform its partners and customers that its infotainment and navigation software product(s) have been created using the HERE [*****]; and (ii) license derivative works on terms of its own choosing (subject to the [*****] and reporting obligations hereunder).

Upon termination of this Supplement, upon HERE's written request, Customer shall provide written certification that all copies of the [*****] have been returned or destroyed subject to retention of normal backup files and other reasonable record retention obligations. Any [*****] so retained shall remain subject to the GLA confidentiality obligations.

Customer acknowledges: a) the value of the [*****], b) that a breach or threatened breach of its obligations hereunder would result in irreparable harm to Here, and c) that in seeking enforcement of its rights, HERE is entitled to remedies at law as well as to injunctive or other equitable relief without the need to post a bond.

The parties agree to work diligently towards the execution of a commercial agreement for HERE Map Data as referenced in Section 8.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
TN_[*****]_031120    Page 2 of 3 _FINAL     CONFIDENTIAL

EX 10.16.66+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

12. Payment
Following the Effective Date, HERE will invoice Customer as follows:
The initial payment of [*****] shall be invoiced on [*****] (“Initial Payment”); and a second payment of [*****] shall be invoiced 5 business days after HERE, based on an objective and reasonable belief, certifies completion of the work defined in the separate [*****], which is scheduled for [*****] (“Second Payment”).
All payments are due [*****] days from the invoice date in USD.

Agreed and accepted as of the Effective Date by each Party’s authorized representatives:

Customer
Signature: /s/ Adeel Manzoor
Names: Adeel Manzoor
Titles: CFO
Date: March 13, 2020

HERE
Signature: /s/ Adil Musabji /s/ Simon Anolick
Name: Adil Musabji Simon Anolick
Title: Senior Patent Attorney Director Legal Counsel
Date: March 16, 2020 | 8:21 AN PDT March 16, 2020 | 8:54 AM PDT

* * *

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
TN_[*****]_031120    Page 3 of 3 _FINAL     CONFIDENTIAL